[PHOTO OMITTED]

The
Gabelli
Global
Convertible
Securities
Fund


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1998

                                [GRAPHIC OMITTED]

Gabelli Global Series Funds, Inc.

The Gabelli Global
Convertible Securities Fund

Semi-Annual Report - June 30, 1998

                                                                 [PHOTO OMITTED]
                                                                    Hart Woodson

To Our Shareholders,

      On a regional basis, North American and European markets provided solid returns while Japan and Southeast Asia lagged behind over the first half of 1998. We anticipate that interest rates will likely remain low or even fall as world economic growth slows going forward. Global convertible securities offer an attractive investment with less volatility in such an environment.

Investment Performance

      For the second quarter ended June 30, 1998, The Gabelli Global Convertible Securities Fund's net asset value declined 0.7%. The UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index of global equity markets had returns of (1.1)%, 2.1% and 0.8%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. Year-to-date, the Fund returned 10.3% versus returns of 7.9%, 3.2% and 14.8% for the UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index, respectively.

      The Fund was up 5.2% over the trailing twelve month period. The UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index rose 2.7%, 6.2% and 13.7%, respectively, over the same twelve month period. Since inception on February 3, 1994 through June 30, 1998, the Fund had a total return of 36.0%, which equates to an average annual return of 7.2%.

Our Investment Objective

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                           Quarter
                             ------------------------------------
                             1st         2nd       3rd        4th       Year
                             ---         ---       ---        ---       ----
1998:  Net Asset Value ..  $10.43      $10.36        --         --         --
       Total Return .....   11.1%       (0.7)%       --         --         --
--------------------------------------------------------------------------------
1997:  Net Asset Value ..  $10.27      $10.98    $11.15     $ 9.39     $ 9.39
       Total Return .....    0.9%        6.9%      1.5%      (6.1)%      2.8%
--------------------------------------------------------------------------------
1996:  Net Asset Value ..  $11.34      $11.55    $11.41     $10.18     $10.18
       Total Return .....    5.1%        1.9%     (1.2)%     (0.3)%      5.5%
--------------------------------------------------------------------------------
1995:  Net Asset Value ..  $10.09      $10.64    $11.05     $10.79     $10.79
       Total Return .....    1.6%        5.5%      3.9%       1.2%      12.6%
--------------------------------------------------------------------------------
1994:  Net Asset Value ..  $10.38      $10.37    $10.64     $ 9.93     $ 9.93
       Total Return .....    3.8%(b)    (0.1)%     2.6%      (5.2)%      0.9%(b)
--------------------------------------------------------------------------------


--------------------------------------------------
   Average Annual Returns -- June 30, 1998 (a)
   -------------------------------------------
  1 Year............................     5.2%
  3 Year............................     7.9%
  Life of Fund (b)..................     7.2%
--------------------------------------------------


                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                         Rate Per Share      Reinvestment Price
-----------------                         --------------      ------------------
December 30, 1997                             $1.070                $ 9.33
December 31, 1996                             $1.200                $10.18
December 29, 1995                             $0.393                $10.79
December 30, 1994                             $0.160                $ 9.93

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on February 3, 1994. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Our Approach

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

Global Allocation

      The accompanying chart represents the Fund's holdings by geographic region as of June 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                    Holdings By Geographic Region -- 6/30/98

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                         Europe                   43.8%

                         United States            39.2%

                         Asia/Pacific Rim          7.2%

                         Japan                     6.6%

                         Latin America             2.8%

                         South Africa              0.4%

What are Global Convertible Securities?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

What are the Benefits of Global Convertible Securities?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, in which investors are seeking alternatives to bond funds in favor of global or international funds, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

Global View -- Europe

      European equity markets are outperforming their global counterparts, advancing 6.2% in the second quarter and 27.2% year-to-date. Greece, Finland and Belgium led the way, followed by a 15.7% rise in Germany that reflects renewed optimism of economic recovery. Norway and Denmark lagged, falling 8.8% and 4.6%, respectively, as weak commodity prices took their toll.

      Interest rates in continental Europe remain low. As European Monetary Union approaches in January 1999, the debate over where short term interest rates will converge continues. It is anticipated that the newly created European Central Bank will set rates at the lower end of expectations matching German rates of 3.50%. This would allow further room for interest rate cuts in countries like Italy, Spain and Portugal of up to 1.25% by year end. Lower interest rates should benefit financial assets in these countries where the Fund has 15% of its assets invested. European economic growth, relative insulation from the Asian crisis, a strong dollar and reduced input costs have helped to stimulate earnings growth. The markets have also been bolstered by an increasing flow of liquidity into mutual funds. For example, Italian mutual fund flows through May 1998 totaled over 100 billion dollars versus only 80 billion dollars in 1997. Finally, merger and acquisition activity like Daimler-Benz/Chrysler and Volkswagen/Rolls Royce continues to underscore the global rationalization process which is driving equity prices higher.

United States

      Economic growth exceeded all expectations in the first quarter as Gross Domestic Product (GDP) rose by 5.4%. However, much of this gain was due to a record buildup in business inventories which rose by 106 billion dollars versus the previous quarter. The accumulation in inventories is the result of the strong dollar and weak demand in Asia which hurts U.S. exports. The U.S. trade deficit totaled 35 billion dollars in the first quarter, up 24% from the year ago period. With existing inventories needing to be worked off, second quarter GDP growth is expected to slow to about 2.0%. Meanwhile, inflation remains in check and consumer confidence is high. The price index for gross domestic purchases grew at a scant 0.1% annual rate in the first quarter, the smallest increase since 1954. Personal consumer spending, which accounts for two-thirds of the nation's output, grew by 6.0%, the fastest pace since 1992.

      With the Federal Reserve leaving interest rates unchanged for the tenth consecutive session and consumer confidence high, the leisure, media and home building sectors flourished. Portfolio holdings in Home Depot, Cablevision and Time Warner all gained over 20% in the second quarter. Weak commodity prices, including a twelve year low in the price of oil, caused oil service stocks like Diamond Offshore to underperform. Overall, we remain positive about the U.S. market which rose 3.3% in the quarter and 17.7% during the first half as measured by the Standard and Poor's (S&P) 500 Index. Strong liquidity flows into mutual funds, which increased 16.2% from last year's total, and the continuation of "merger mania" bode well for U.S. financial assets.

Asia

      The Japanese economy officially fell into recession during the first quarter of 1998 as Gross National Product (GNP) fell by 1.5%, posting its second consecutive quarterly decline. Disinflationary pressures continue to build, while the unemployment rate reached a new post war high at 4.1%. Business and consumer confidence remains low. Trade with the rest of Asia has fallen sharply. Japanese imports from the rest of Asia dropped by 27% year over year in May.

      Despite recent efforts by the U.S. to stabilize the yen, the currency remains under pressure. Swift action is needed to resolve the banking crisis and stimulate the economy. The government's efforts to establish a "bridge bank" system, which would allow for an orderly liquidation of non-performing loans, has been delayed by the forthcoming Upper House elections. Japan's failure to act has far reaching consequences throughout Asia. Hong Kong's Hang Seng index declined 25.8% in the quarter and speculation mounts that the Chinese will be forced to devalue the yuan precipitating another leg down in the crisis.

Asset Allocation

      The negative macroeconomic environment in Asia explains the Fund's underweight position in the region. In fact, as the situation in Japan deteriorated in the second quarter, the Fund reduced its exposure to the region from 20% to 11%. Although we see value in certain company specific situations, we will await tangible policy initiatives in Japan before increasing our exposure. However, our optimistic view on Europe and the U.S. is reflected in the portfolio's nearly double overweight position in Europe (44% versus 25%) and overweight position in the U.S. (39% versus 29%). Low inflation and benign interest rates make convertible securities an attractive alternative for risk adverse investors who seek equity participation with less volatility.

Let's Talk Converts

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of June 30, 1998.

AES Corp. (AES.T - $78.00 - NYSE) is the world's leading global power company with 100 power plants that serve 13 million customers in 17 countries. Revenue in 1997 totaled $1.4 billion: 24% was generated in North America; 41% in Latin America; 23% in Asia; and 12% in Europe. As an independent power producer (IPP), AES has strengthened its position in Southeast Asia, particularly in China and Pakistan, while launching a new $120-140 million investment initiative in Bangladesh. Consistent competitive performance in the U.S., Argentine and Brazilian markets has resulted in 30% expected earnings per share growth in 1998. Currently, AES has $110 billion in backlog sales and is well positioned to grow internationally and further improve its market share.

      Selling at $78.00 with the stock at $54, the convertible preferred offers upside participation with only an 8% premium and a 3.4% yield advantage over the common stock.

AirTouch Communications Inc. (ATI.C - $82.50 - NYSE) is a wireless carrier with holdings in the U.S. and eleven other countries including Italy, Portugal, Spain and Sweden. The company specializes in providing cellular and paging services to customers throughout the world. In April, the purchase of the cellular assets of MediaOne (previously US West Media) boosted cellular subscribers by 55% making AirTouch the largest cellular provider in the U.S. Additional domestic investments in PrimeCo PCS helped to propel ATI's 48% EBITDA (earnings before interest, taxes, depreciation and amortization) margins which are among the highest in the industry. International growth continues to flourish for the company as well. Mannesman Mobilfunk, ATI's 35%-owned operation in Germany, added over 400,000 subscribers in April and May alone, an increase which contributed over 200,000 proportionate subscribers to AirTouch in the quarter.

      With a low premium of 4.15%, this convertible preferred shows nearly full participation in the equity. Trading at $82.50, this preferred has a yield advantage of 2.5% and is callable in August 2000.

Loral Space and Communications Ltd. (LOR.A - $75.75 - NYSE) has built an extensive global satellite communications network that operates in satellite design and construction, high speed satellite services, global Internet access, mobile telephony and multimedia delivery. Capitalizing on the significant growth potential in satellite services, Loral is actively developing its bandwidth-on-demand systems such as the new CyberStar system. The purchase of Mexican SatMex and a joint venture with the EuropeStar satellite systems coupled with aggressive acquisitions to increase capacity and secure entry to high return, value-added markets compliment the company's service focus. Loral's 1998 expected EBITDA is $126 million, up over 60% from 1997. CEO Bernard Schwartz expects rapid growth in 1998 and an EBITDA near $1 billion in 2000.

      Deep in the money, this convertible preferred trades on a 9% premium with a current yield of 3.9% versus no dividend on the common stock.

NTL Inc. (Sub. Deb. Cv. 7.00%, 06/15/08) is a large alternative telecommunications and cable company based in New York that owns and operates one of only five independent telecom networks in the United Kingdom. NTL bought two British cable companies, Diamond Cable Communications and Comtel during the first quarter of 1998. These acquisitions put 5.2 million households or 25% of the U.K. population under NTL's cable telephone franchise, placing NTL at the forefront of the British telecommunications industry. The addition of these two companies increased quarterly revenues from $590 million to $984 million, while EBITDA nearly doubled, rising from $55 million to $104 million.

      With expected breakeven at 0.72 years, this in the money convertible bond has a current yield advantage of 4.75% and a modest premium of 4%. June 1999 marks its call date.

Scandinavian Broadcasting System SA (Sub. Deb. Cv. 7.25%, 08/01/05) owns and operates commercial television and radio broadcast stations throughout northern Europe and anticipates net revenue of $325 million in 1998. Collaboration with the Home Shopping Network (HSN) allowed for the recent HSN-SBS Italia venture, which is broadcast via the Rete Mia network to 70% of Italian households. With the award of the first license for Hungary's newly private national television network, SBS is enjoying the success of Hungarian TV2 and its 32.5% share in prime time viewing. Continuing in its development phase, SBS should realize positive cash flow in 1998 and an enterprise value of $743 million in 1999. CEO Harry Evans Sloan shows close ties to shareholder interests by his 13% ownership interest. His strategic management has been further enhanced by the expertise of Vice Chairman Michael Finkelstein, the former CEO of Renaissance Communications Corp.

      With the bonds at $112, SBS's 7.25% convertible bond due in August 2005 offers an attractive current yield of 6.5%. The common stock pays no dividend. The premium is low at 6% reflecting that the bond is callable in August 1998.

Telefonica de Espana (Sub. Deb. Cv. 2.00%, 07/15/02) is the leading telecommunications operator in the Spanish speaking world with 35.5 million customers in Latin America and Spain. Latin America has become a key source of revenue for the company with nearly a third of its $15.6 billion in consolidated revenue coming from its investments in the region. Recently, Telefonica paid $1.2 billion to gain control over the Brazilian-based CRT (Cia. Riograndense de Telecomunicacoes SA) as an initial step to expand into the promising Brazilian market.

      The $525 million 2.00% convertible bond due in July 2002 is highly liquid and participates fully in the equity's movements with only a 2% premium. Rated AA- by Standard and Poor's, this convertible provides a solid alternative to the common stock.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Convertible Securities Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

Investing in foreign equity markets can be rewarding but volatile. As we await a recovery in Japan and the rest of Asia, global convertible securities offer a risk adverse way to participate in foreign markets. We thank you for your loyalty and will continue striving to provide competitive risk-adjusted returns.

                                        Sincerely,


                                        /s/ Hart Woodson

                                        A. Hartswell Woodson, III
                                        Portfolio Manager

August 1, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1998
                                  -------------

   Telefonica Europe BV             Houston Industries Inc./Time Warner Inc.
   Cablevision Systems Corp.        Alcatel Alsthom SA
   United News & Media plc          Loral Space and Communications Ltd.
   International CableTel Inc.      AES Corp.
   Home Depot Inc.                  Hamburgische Landesbank/Veba
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments -- June 30, 1998 (Unaudited)
================================================================================

Principal                                                               Market
 Amount                                                Cost              Value
 ------                                                ----              -----

               CONVERTIBLE CORPORATE BONDS -- 61.1%
               Automotive -- 2.3%
$  100,000     Volkswagen International
                 Finance Sub. Deb. Cv.
                 3.00%, 01/24/02 ................   $  112,094        $  184,500
                                                    ----------        ----------
               Broadcasting-- 5.4%
 1,000,000(b)  Canal + / Mediaset Sub. Deb. Cv.
                 3.50%, 04/01/02                       185,453           223,287
   200,000     Scandinavian Broadcasting
                 System SA Sub. Deb. Cv.
                 7.25%, 08/01/05 ................      208,834           217,500
                                                    ----------        ----------
                                                       394,287           440,787
                                                    ----------        ----------
               Building and Construction -- 1.1%
   250,000     Bacnotan Consolidated
                 Industries Inc. Sub. Deb. Cv.
                 5.50%, 06/21/04 ................      243,900            93,750
                                                    ----------        ----------
               Business Services -- 1.3%
   100,000     Interim Services Inc.
                 Sub. Deb. Cv.
                 4.50%, 06/01/05 ................      100,000           104,375
                                                    ----------        ----------
               Cable -- 3.7%
   200,000     International CableTel Inc.
                 Sub. Deb. Cv.
                 7.00%, 06/15/08 ................      245,956           299,000
                                                    ----------        ----------
               Consumer Products -- 7.6%
   150,000     Central Garden and Pet Co.
                 Sub. Deb. Cv.
                 6.00%, 11/15/03 (a) ............      150,000           191,250
   150,000     Nestle Holdings Inc.
                 3.00%, 06/17/02 ................      170,811           210,375
20,000,000(c)  Sony Corp. Sub. Deb. Cv.
                 1.40%, 03/31/05 ................      195,755           221,205
                                                    ----------        ----------
                                                       516,566           622,830
                                                    ----------        ----------
               Diversified Industrial -- 2.2%
20,000,000(c)  Matsushita Electric Works Ltd.
                 Sub. Deb. Cv.
                 2.70%, 05/31/02 ................      230,798           183,017
                                                    ----------        ----------
               Energy -- 6.9%
   125,000     Diamond Offshore Drilling Inc.
                 Sub. Deb. Cv.
                 3.75%, 02/15/07 ................      181,770           145,000
   200,000     Hamburgische Landesbank /
                 Veba Sub. Deb. Cv.
                 3.25%, 05/08/02 ................      226,207           232,000
   100,000(d)  National Grid Co. plc
                 4.25%, 02/17/08 (a) ............      165,530           188,124
                                                    ----------        ----------
                                                       573,507           565,124
                                                    ----------        ----------
               Equipment and Supplies -- 1.4%
   100,000     Antec Corp. Sub. Deb. Cv.
                 4.50%, 05/15/03 ................      100,000           116,000
                                                    ----------        ----------
               Financial Services -- 2.3%
   150,000     Cregem Finance NV
                 Sub. Deb. Cv.
                 2.75%, 01/06/04 ................      167,672           188,250
                                                    ----------        ----------
               Food and Beverage -- 4.4%
   400,000     Moevenpick Finance Ltd. Cv.
                 0.0%, 02/11/13 .................      182,453           168,418
   150,000     Parmalat Finance Corp.
                 Sub. Deb. Cv.
                 1.00%, 12/31/05 ................      213,072           189,390
                                                    ----------        ----------
                                                       395,525           357,808
                                                    ----------        ----------
               Health Care -- 1.9%
   100,000     Sandoz Capital Novartis
                 Sub. Deb. Cv.
                 2.00%, 10/06/02 ................      122,491           158,500
                                                    ----------        ----------
               Publishing -- 6.1%
   250,000     Medya Holding Sub. Deb. Cv.
                 10.00%, 06/28/01 ...............      249,672           198,750
   150,000(d)  United News & Media plc
                 Sub. Deb. Cv.
                 6.125%, 12/03/03 ...............      252,296           301,581
                                                    ----------        ----------
                                                       501,968           500,331
                                                    ----------        ----------
               Retail -- 5.3%
   100,000     Federated Department Stores
                 Inc. Sub. Deb. Cv.
                 5.00%, 10/01/03 ................      100,000           160,375
   145,000     Home Depot Inc.
                 Sub. Deb. Cv.
                 3.25%, 10/01/01 ................      182,449           270,788
                                                    ----------        ----------
                                                       282,449           431,163
                                                    ----------        ----------
               Telecommunications -- 4.6%
   250,000     Telefoncia Europe BV
                 Sub. Deb. Cv.
                 2.00%, 07/15/02 ................      267,049           379,375
                                                    ----------        ----------
               Transportation -- 2.2%
   207,000     International Container Terminal
                 Services Sub. Deb. Cv.
                 1.75%, 03/13/04 ................      195,713           177,503
                                                    ----------        ----------
               Wireless Communications -- 2.4%
   175,000     Swiss Life / Mannesmann AG
                 Sub. Deb. Cv.
                 1.50%, 05/20/03 (a) ............      202,903           199,261
                                                    ----------        ----------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS ................    4,652,878         5,001,574
                                                    ----------        ----------
    Shares
    ------
               CONVERTIBLE PREFERRED STOCKS -- 28.2%
               Automotive -- 1.0%
   150,000     Quingling Motors Co. Ltd.
                 3.50% Cv. Pfd. .................      144,283            78,750
                                                    ----------        ----------
               Cable -- 7.4%
     5,500     Cablevision Systems Corp.
                 8.50% Cv. Pfd., Ser. I .........      153,275           351,656
     3,500     Houston Industries Inc./
                 Time Warner Inc.
                 7.00% Cv. Pfd. .................      190,050           260,750
                                                    ----------        ----------
                                                       343,325           612,406
                                                    ----------        ----------

                     See accompanying notes to financial statements.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================

Principal                                                               Market
 Amount                                                Cost              Value
 ------                                                ----              -----

               CONVERTIBLE PREFERRED STOCKS (Continued)
               Consumer Services -- 2.2%
     4,800     Cendant Corp.
                 7.50% Cv. Pfd. .................   $  230,078       $  179,400
                                                    ----------       ----------
               Energy -- 4.9%
     3,000     AES Trust Corp.
                 5.375% Cv. Pfd. ................      183,900          234,000
     4,000     EVI Inc. 5.00% Cv. Pfd. (a) ......      200,000          170,000
                                                    ----------       ----------
                                                       383,900          404,000
                                                    ----------       ----------
               Financial Services -- 2.6%
     2,000     Banco Comercial Portugues
                 SA 8.00% Cv. Pfd. ..............      102,100          212,000
                                                    ----------       ----------
               Telecommunications -- 4.7%
     4,000     Nortel Inversora SA
                 10.00% Cv. Pfd. ................      168,000          216,500
     3,000     Winstar Communications
                 7.00% Cv. Pfd. (a) .............      150,000          165,375
                                                    ----------       ----------
                                                       318,000          381,875
                                                    ----------       ----------
               Wireless Communications -- 5.4%
     2,500     AirTouch Communications Inc.
                 4.25% Cv. Pfd., Cl. C ..........      149,188          206,250
     3,100     Loral Space and Communications
                 Ltd. 6.00% Cv. .................      240,249          234,825
                                                    ----------       ----------
                                                       389,437          441,075
                                                    ----------       ----------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS ...............    1,911,123        2,309,506
                                                    ----------       ----------
               COMMON STOCKS -- 6.4%
               Aviation: Parts and Services -- 1.0%
    10,000     Jamco Corp. ......................      109,901           81,421
                                                    ----------       ----------
               Equipment and Supplies -- 3.0%
     1,200     Alcatel Alsthom SA+ ..............      181,276          248,494
                                                    ----------       ----------
               Food and Beverage -- 1.8%
    12,592     Diageo plc .......................       97,093          149,169
                                                    ----------       ----------
               Metals and Mining -- 0.3%
    10,000     Durban Roodepoort Deep Ltd.+ .....       63,453           22,071
                                                    ----------       ----------
               Real Estate and Development -- 0.1%
    19,700     Hemaraj Land Development Co.+ ....       98,215            2,794
   135,000     Tanayong Co. Ltd.+ ...............      125,146            4,149
                                                    ----------       ----------
                                                       223,361            6,943
                                                    ----------       ----------
               Wireless Communications -- 0.2%
    13,000     Total Access Communications
                 plc+ ...........................      100,100           13,910
                                                    ----------       ----------
               TOTAL COMMON STOCKS.. ............      775,184          522,008
                                                    ----------       ----------
               WARRANTS -- 0.5%
               Diversified Industrial -- 0.4%
       100     Mori Seiki+ ......................       60,000           30,000
                                                    ----------       ----------
               Entertainment -- 0.0%
        50     Shochiku Co. Ltd.+ ...............       53,125            2,500
                                                    ----------       ----------
               Metals and Mining -- 0.1%
    15,000     Durban Roodepoort Deep Ltd.+ .....       27,307            6,095
                                                    ----------       ----------
               TOTAL WARRANTS ...................      140,432           38,595
                                                    ----------       ----------
               TOTAL INVESTMENTS
                -- 96.2% ........................   $7,479,617       $7,871,683
                                                    ==========

               Other Assets and
                 Liabilities (Net) -- 3.8%                              313,664
                                                                     ----------
               NET ASSETS -- 100.0%
                  (790,346 shares outstanding)                        8,185,347
                                                                     ==========
               NET ASSET VALUE,
                 Offering and Redemption
                 Price Per Share ................                        $10.36
                                                                         ======
               FORWARD FOREIGN EXCHANGE CONTRACTS

                                                                  Net Unrealized
                                                    Expiration     Appreciation/
                                                       Date       (Depreciation)
                                                       ----       --------------
 2,045,375(e)  Sold Hong Kong Dollars
                 in exchange for
                 USD 250,000 ....................     11/26/98         $ (9,850)
56,630,000(c)  Sold Japanese Yen
                 in exchange for
                 USD 475,682 ....................     07/31/98          $57,928

----------
For Federal tax purposes:
               Aggregate cost ...................                    $7,479,617
                                                                     ==========
               Gross unrealized appreciation ....                    $1,363,202
               Gross unrealized depreciation ....                      (971,136)
                                                                     ----------
               Net unrealized appreciation ......                    $  392,066
                                                                     ==========

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of Rule 144A securities amounted to $914,010 or 11.2% of net assets.
(b)   Principal amount denoted in French Francs.
(c)   Principal amount denoted in Japanese Yen.
(d)   Principal amount denoted in British Pounds.
(e)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.

                                                    % of
                                                   Market               Market
Geographic Diversification                         Value                Value
--------------------------                         -----                -----
Europe                                              43.8%             $3,450,224
North America                                       39.2%              3,089,044
Asia/Pacific Rim                                     7.2%                569,606
Japan                                                6.6%                518,143
Latin America                                        2.8%                216,500
South Africa                                         0.4%                 28,166
                                                   -----              ----------
                                                   100.0%             $7,871,683
                                                   =====              ==========

                See accompanying notes to financial statements.

                      The Gabelli Global Convertible Securities Fund

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
================================================================================

Assets:
  Investments, at value (Cost $7,479,617) ..................         $7,871,683
  Foreign currency, at value (Cost $359,973) ...............            358,994
  Dividends and interest receivable ........................             45,283
  Receivable for capital shares sold .......................             24,318
  Deferred organizational expenses .........................              7,640
  Net unrealized appreciation on forward
    foreign exchange contracts .............................             48,078
                                                                     ----------
    Total Assets ...........................................         $8,355,996
                                                                     ----------
Liabilities:
  Payable for investment advisory fees .....................              6,720
  Payable for distribution fees ............................              1,673
  Payable to custodian .....................................            127,827
  Other accrued expenses ...................................             34,429
                                                                     ----------
    Total Liabilities ......................................            170,649
                                                                     ----------
    Net Assets applicable to 790,346
      shares outstanding ...................................         $8,185,347
                                                                     ==========

Net Assets consist of:
  Capital stock, at par value ..............................         $      790
  Additional paid-in capital ...............................          7,644,693
  Accumulated net investment loss ..........................            (44,998)
  Accumulated net realized gain on investments
    and foreign currency transactions ......................            145,517
  Net unrealized appreciation on investments
    and foreign currency transactions ......................            439,345
                                                                     ----------
    Total Net Assets .......................................         $8,185,347
                                                                     ==========
    Net Asset Value, offering and redemption
      price per share ($8,185,347/790,346
      shares outstanding; 1,000,000,000
      shares authorized of $0.001 par value) ...............             $10.36
                                                                         ======

Statement of Operations
For the Six Months Ended June 30, 1998
(Unaudited)
================================================================================

Investment Income:
  Dividends ................................................           $ 66,442
  Interest .................................................             17,555
                                                                       --------
    Total Investment Income ................................             83,997
                                                                       --------
Expenses:
  Investment advisory fees .................................             44,171
  Distribution fees ........................................             11,043
  Shareholder services fees ................................             11,040
  Legal and audit fees .....................................              9,398
  Shareholder report expenses ..............................              8,271
  Registration fees ........................................              6,880
  Organizational expenses ..................................              6,460
  Miscellaneous expenses ...................................              8,752
                                                                       --------
    Total Expenses .........................................            106,015
                                                                       --------
    Net Investment Loss ....................................            (22,018)
                                                                       --------
Net Realized and Unrealized Gain
  on Investments:
  Net realized gain on investments and
    foreign currency transactions ..........................            145,517
  Net change in unrealized appreciation
    on investments and foreign currency
    transactions ...........................................            766,225
                                                                       --------
  Net realized and unrealized gain
    on investments and foreign currency
    transactions ...........................................            911,742
                                                                       --------
Net increase in net assets resulting
  from operations ..........................................           $889,724
                                                                       ========


Statement of Changes in Net Assets
================================================================================

                                                                           Six Months Ended       Year Ended
                                                                             June 30, 1998        December 31,
                                                                              (Unaudited)            1997
                                                                           ----------------       ------------
Operations:
  Net investment income (loss) ......................................        $   (22,018)        $    130,370
  Net realized gain on investments and foreign currency transactions             145,517              815,188
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ...............................            766,225             (554,352)
                                                                              ----------          -----------
    Net increase in net assets resulting from operations ............            889,724              391,206
                                                                              ----------          -----------
Distributions to shareholders:
  Net investment income .............................................                 --             (125,474)
  In excess of net investment income ................................                 --             (815,188)
  In excess of net realized gain on investments .....................                 --              (27,877)
                                                                              ----------          -----------
    Total distributions to shareholders .............................                 --             (968,539)
                                                                              ----------          -----------
Capital share transactions:
  Net decrease in net assets from capital transactions ..............         (2,079,039)          (3,574,685)
                                                                              ----------          -----------
    Net decrease in net assets ......................................         (1,189,315)          (4,152,018)

Net Assets:
  Beginning of period ...............................................          9,374,662           13,526,680
                                                                              ----------          -----------
  End of period......................................................         $8,185,347          $ 9,374,662
                                                                              ==========          ===========

                     See accompanying notes to financial statements.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Description. The Gabelli Global Convertible Securities Fund (the "Fund") is a series of Gabelli Global Series Funds, Inc. (the "Corporation"), which was incorporated in Maryland on July 16, 1993. The Fund is a non-diversified, open-end management investment company and one of four separately managed portfolios of the Corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is to obtain a high rate of total return. The Fund commenced investment operations on February 3, 1994.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Unaudited)
================================================================================

value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Options. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

During the six months ended June 30, 1998, the Fund utilized put options to hedge the value of the Fund's portfolio. Transactions in options for the six months ended June 30, 1998:

                                                   Written Put Options                 Purchased Put Options
                                                   -------------------                 ---------------------
                                               Number of                            Number of
                                               Contracts           Premium          Contracts            Premium
                                               ---------           -------          ---------            --------
Options outstanding at January 1, 1998 .....           0          $      0                  0           $       0
Options opened .............................          90            57,730                210             215,550
Options closed .............................         (40)          (42,880)              (140)           (162,840)
Options expired ............................         (50)          (14,850)               (70)            (52,710)
                                                     ---           -------               ----            --------
Options outstanding at June 30, 1998 .......           0          $      0                  0           $       0
                                                     ===          ========               ====           =========

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 1998, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of future contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Unaudited)
================================================================================

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1997, reclassifications were made to increase distributions in excess of net investment income for $201,509 and accumulated net realized loss on investments and foreign currency transactions for $89,891 with an offsetting adjustment to additional paid-in-capital.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Unaudited)
================================================================================

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1998 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $11,043, or 0.25% of average net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1998, other than short term securities, aggregated $3,449,619 and $5,722,956, respectively.

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 1998.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                     Six Months Ended                    Year Ended
                                                       June 30, 1998                  December 31, 1997
                                                       -------------                  -----------------
                                                   Shares          Amount           Shares          Amount
                                                  --------       -----------       --------       -----------
Shares sold ................................       432,929       $ 4,479,938        139,305       $ 1,573,440
Shares issued upon reinvestment of dividends            --                --        103,239           904,417
Shares redeemed ............................      (640,751)       (6,558,977)      (573,320)       (6,052,542)
                                                  --------       -----------       --------       -----------
  Net (decrease) ...........................      (207,802)      $(2,079,039)      (330,776)      $(3,574,685)
                                                  ========       ===========       ========       ===========

The Gabelli Global Convertible Securities Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                     Six Months
                                                        Ended                        Year Ended December 31,
                                                    June 30, 1998        -------------------------------------------------
                                                     (Unaudited)          1997           1996       1995            1994+
                                                    -------------        ------         -------    -------         -------
Operating performance:
  Net asset value, beginning of period ............      $ 9.39          $10.18          $10.79     $ 9.93          $10.00
                                                        -------          ------         -------    -------         -------
  Net investment income (loss) ....................       (0.02)           0.11            0.43       0.39            0.16
  Net realized and unrealized gain (loss)
    on investments ................................        0.99            0.17            0.16       0.86           (0.07)
                                                        -------          ------         -------    -------         -------
  Total from investment operations ................        0.97            0.28            0.59       1.25            0.09
                                                        -------          ------         -------    -------         -------
Distributions to shareholders:
  Net investment income ...........................          --           (0.14)          (0.43)                     (0.16)
  Net realized gain on investments ................          --           (0.90)          (0.77)        --              --
  In excess of net realized gain
    on investments ................................          --           (0.03)             --         --              --
                                                        -------          ------         -------    -------         -------
  Total distributions .............................          --           (1.07)          (1.20)     (0.39)          (0.16)
                                                        -------          ------         -------    -------         -------
  Net asset value, end of period ..................      $10.36          $ 9.39          $10.18     $10.79          $ 9.93
                                                        =======          ======         =======    =======         =======
  Total return++ ..................................       10.3%            2.8%            5.5%      12.6%            0.9%
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's)                   $8,185           $9,375        $13,527    $15,742         $15,574
  Ratio of net investment income
    to average net assets............                     (0.50)%(a)        1.17%          2.00%      2.90%           2.80%(a)
  Ratio of operating expenses
    to average net assets............                      2.40%(a)         2.48%(b)       2.35%      2.41%           2.49%(a)
  Portfolio turnover rate..........                          39%             100%           126%       152%            329%

----------
+   From commencement of operations on February 3, 1994.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Annualized.
(b) The ratio of operating expenses to average net assets for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 2.47%.

                 See accompanying notes to financial statements.

                        Gabelli Global Series Funds, Inc.
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                     Karl Otto Pohl
Chairman and Chief                        Former President
Investment Officer                        Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana                       Werner J. Roeder, MD
Former Senior Vice President              Director of Surgery
Dollar Dry Dock Savings Bank              Lawrence Hospital

Anthony J. Colavita                       Anthonie C. van Ekris
Attorney-at-Law                           Managing DIrector
Anthony J. Colavita, P.C.                 BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                     A. Hartswell Woodson, III
President and Chief                       Vice President and
Investment Officer                        Portfolio Manager

Bruce N. Alpert                           James E. McKee
Vice President and                        Secretary
Treasurer

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------